Derivative Financial Instruments	12 Months Ended
Apr. 30, 2015
Derivative Financial Instruments [Abstract]
Derivative Financial Instruments
NOTE 8	DERIVATIVE FINANCIAL INSTRUMENTS

We are exposed to market risks, such as changes in commodity prices, foreign currency exchange rates, and interest rates. To manage the volatility related to these exposures, we enter into various derivative transactions. We have policies in place that define acceptable instrument types we may enter into and establish controls to limit our market risk exposure.

Commodity Price Management: We enter into commodity futures and options contracts to manage the price volatility and reduce the variability of future cash flows related to anticipated inventory purchases of key raw materials, notably green coffee, edible oils, corn, and wheat. We also enter into commodity futures and options contracts to manage price risk for energy input costs, including natural gas and diesel fuel. Our derivative instruments generally have maturities of less than one year.

Effective May 1, 2014, we elected to no longer qualify commodity derivatives for hedge accounting treatment and, as a result, the derivative gains and losses are immediately recognized in earnings. Prior to 2015, certain of our derivative instruments met the hedge criteria and were accounted for as cash flow hedges. The mark-to-market gains and losses on qualifying hedges were deferred and included as a component of accumulated other comprehensive loss to the extent effective, and reclassified to cost of products sold in the period during which the hedged transaction affected earnings. Cash flows related to qualifying hedges are classified consistently with the cash flows from the hedged item in the Statements of Consolidated Cash Flows. Although we no longer perform the assessments required to achieve hedge accounting for derivative positions, we believe all of our commodity derivatives are economic hedges of our risk exposure.

The commodities hedged have a high inverse correlation to price changes of the derivative commodity instrument. Thus, we would expect that over time any gain or loss in the estimated fair value of the derivatives would generally be offset by an increase or decrease in the estimated fair value of the underlying exposures.

Foreign Currency Exchange Rate Hedging: We utilize foreign currency forwards and options contracts to manage the effect of foreign currency exchange fluctuations on future cash payments in Canada, primarily related to purchases of certain raw materials and finished goods. The contracts generally have maturities of less than one year.

Effective May 1, 2014, we elected to no longer qualify instruments used to manage foreign currency exchange exposures for hedge accounting treatment. Prior to 2015, instruments used to manage foreign currency exchange exposures did not qualify for hedge accounting treatment and the change in value of these instruments was immediately recognized in cost of products sold.

Interest Rate Hedging: We utilize derivative instruments to manage changes in the fair value of our debt. Interest rate swaps mitigate the risk associated with the underlying hedged item. At the inception of the contract, the instrument is evaluated and documented for hedge accounting treatment. If the contract is designated as a cash flow hedge, the mark-to-market gains or losses on the swap are deferred and included as a component of accumulated other comprehensive loss to the extent effective, and reclassified to interest expense in the period during which the hedged transaction affects earnings. If the contract is designated as a fair value hedge, the swap would be recognized at fair value on the balance sheet and changes in the fair value would be recognized in interest expense. Generally, changes in the fair value of the derivative are equal to changes in the fair value of the underlying debt and have no impact on earnings.

On February 24, 2015, we entered into a series of forward-starting interest rate swaps to hedge a portion of the interest rate risk related to our anticipated issuance of Senior Notes. The notional hedged amount was $1.1 billion, with expected maturity tenors of 10, 20, and 30 years. The swap agreements were designated as cash flow hedges, where changes in fair value are recorded in other comprehensive (loss) income. On March 12, 2015, in conjunction with the pricing of the Senior Notes, we terminated the interest rate swaps prior to maturity. The termination resulted in a net loss of $4.0, which will be amortized over the life of the remaining debt as an increase to interest expense and approximately $0.2 per year will be recognized beginning in 2026 through 2045. For additional information, see Note 6: Debt and Financing Arrangements.

During 2014, we entered into an interest rate swap on the 3.50 percent Senior Notes due October 15, 2021, which was designated as a fair value hedge and used to hedge against the changes in the fair value of the debt. We received cash flows from the counterparty at a fixed rate and paid the counterparty variable rates based on LIBOR. On January 16, 2015, we terminated the interest rate swap on the 3.50 percent Senior Notes prior to maturity. As a result of the early termination, we received $58.1 in cash, which included $4.6 of accrued and prepaid interest. The remaining benefit was deferred and will be recognized over the remaining life of the underlying debt as a reduction of future interest expense and will be recognized as follows: $7.4 in 2016, $7.6 in 2017, $7.8 in 2018, $8.0 in 2019, $8.1 in 2020, $8.4 in 2021, and $4.0 in 2022. For additional information, see Note 6: Debt and Financing Arrangements.

The following table sets forth the gross fair value of derivative instruments recognized in the Consolidated Balance Sheets.

	April 30, 2015				April 30, 2014
	Other Current Assets	Other Current Liabilities	Other Noncurrent Assets	Other Noncurrent Liabilities	Other Current Assets	Other Current Liabilities	Other Noncurrent Liabilities
Derivatives designated as hedging instruments:
Commodity contracts	$—	$—	$—	$—	$23.4	$10.9	$—
Interest rate contract	—	—	—	—	18.0	—	3.1

Total derivatives designated as hedging instruments	$—	$—	$—	$—	$41.4	$10.9	$3.1

Derivatives not designated as hedging instruments:
Commodity contracts	$6.4	$23.9	$0.2	$3.8	$11.6	$5.8	$—
Foreign currency exchange contracts	4.8	1.0	—	—	1.4	0.7	—

Total derivatives not designated as hedging instruments	$11.2	$24.9	$0.2	$3.8	$13.0	$6.5	$—

Total derivative instruments	$11.2	$24.9	$0.2	$3.8	$54.4	$17.4	$3.1

We have elected to not offset fair value amounts recognized for our exchange-traded commodity derivative instruments and our cash margin accounts executed with the same counterparty that are generally subject to enforceable netting agreements. We are required to maintain cash margin accounts in connection with funding the settlement of our open positions. At April 30, 2015 and 2014, we maintained cash margin account balances of $38.2 and $8.1, respectively, included in other current assets in the Consolidated Balance Sheets. The change in the cash margin account balances is included in other – net, investing activities in the Statements of Consolidated Cash Flows. In the event of default and immediate net settlement of all of our open positions with individual counterparties, all of our derivative liabilities would be fully offset by either our derivative asset positions or margin accounts based on the net asset or liability position with our individual counterparties.

The following table presents information on pre-tax commodity contract net gains and losses recognized on derivatives designated as cash flow hedges prior to May 1, 2014, and pre-tax losses related to the termination of interest rate swaps.

	Year Ended April 30,
	2015	2014
(Losses) gains recognized in other comprehensive (loss) income (effective portion)	$(4.0)	$21.0
Gains (losses) reclassified from accumulated other comprehensive loss to cost of products sold (effective portion)	29.1	(20.3)
Losses reclassified from accumulated other comprehensive loss to interest expense (effective portion)	(0.6)	(0.6)

Change in accumulated other comprehensive loss	$(32.5)	$41.9

Gains recognized in cost of products sold (ineffective portion)	$—	$1.4
Losses recognized in interest expense (ineffective portion)	$(0.1)	$—

Due to our election to no longer qualify commodity derivatives for hedge accounting treatment, there was no remaining balance in accumulated other comprehensive loss at April 30, 2015. Included as a component of accumulated other comprehensive loss at April 30, 2014, was a deferred pre-tax net gain of $29.1 related to commodity contracts. The related tax expense recognized in accumulated other comprehensive loss was $10.8 at April 30, 2014.

Also included as a component of accumulated other comprehensive loss at April 30, 2015 and 2014, were deferred pre-tax losses of $8.2 and $4.8, respectively, related to the termination of interest rate swaps. The related tax benefit recognized in accumulated other comprehensive loss was $2.9 and $1.7 at April 30, 2015 and 2014, respectively. Approximately $0.6 of the pre-tax loss will be recognized over the next 12 months.

The following table presents the net gains and losses recognized in cost of products sold on derivatives not designated as qualified hedging instruments.

	Year Ended April 30,
	2015	2014
(Losses) gains on commodity contracts	$(48.5)	$5.2
Gains on foreign exchange contracts	8.8	3.3

Total (losses) gains recognized in costs of products sold	$(39.7)	$8.5

Commodity and foreign currency exchange derivative gains and losses are reported in unallocated derivative gains and losses outside of segment operating results until the related inventory is sold. At that time, we reclassify the hedge gains and losses from unallocated derivative gains and losses to segment profit, allowing our segments to realize the economic effect of the hedge without experiencing any mark-to-market volatility. The following table presents the activity in unallocated derivative gains and losses.

	Year Ended April 30,
	2015	2014
Net (losses) gains on mark-to-market valuation of unallocated derivative positions	$(39.7)	$8.5
Net losses (gains) on derivative positions reclassified to segment operating profit	15.2	(3.2)

Net mark-to-market valuation of certain derivative positions recognized in unallocated (losses) gains	$(24.5)	$5.3

The net cumulative unallocated derivative losses at April 30, 2015, was $20.4, including net realized losses of $13.9.

The following table presents the gross contract notional value of outstanding derivative contracts.

	Year Ended April 30,
	2015	2014
Commodity contracts	$640.6	$790.3
Foreign currency exchange contracts	136.4	158.1
Interest rate contract	—	750.0